UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 3, 2023
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Sunrun Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-37511	26-2841711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
225 Bush Street, Suite 1400
San Francisco, California 94104
(Address of principal executive offices, including zip code)
(415) 580-6900
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RUN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Principal Accounting Officer

On August 3, 2023, Michelle Philpot, Principal Accounting Officer of Sunrun Inc. (the “Company”), notified the Company of her intention to resign from the Company effective August 7, 2023 to pursue another employment opportunity.

Ms. Philpot’s departure from the Company is not as a result of any disagreement with the Company regarding the operations, policies or practices of the Company.

Appointment of Mr. Danny Abajian as Principal Accounting Officer

Danny Abajian currently serves as the Company’s Chief Financial Officer and Principal Financial Officer.

On August 4, 2023, the Company’s Board of Directors appointed Danny Abajian to also serve as the Company’s Principal Accounting Officer effective as of August 7, 2023. Mr. Abajian’s biographical data is incorporated herein by reference as set forth in the Company’s proxy statement filed on April 19, 2023.

There are no arrangements or understandings between Mr. Abajian and any other persons pursuant to which Mr. Abajian was appointed as Principal Accounting Officer of the Company. There are also no family relationships between Mr. Abajian and any director or executive officer of the Company and he has no direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNRUN INC.

By:	/s/ Jeanna Steele
Jeanna Steele Chief Legal Officer and Chief People Officer

Date: August 7, 2023